TRAVELERS SERIES FUND INC.
on behalf of the
GT Global Strategic Income Portfolio

Supplement dated June 18, 1999 to
Prospectus dated February 28, 1999


	Effective immediately, the Board of Directors of the Travelers Series Fund Inc. (the "Fund") has approved a name change for the GT Global Strategic Income Portfolio, which is a series of the Fund, to INVESCO Global Strategic Income Portfolio. This name change does not represent a change in either investment objective or investment policies.





FD 01664
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